                   ALLONGE TO COMMITTED LINE OF CREDIT NOTE IN
                THE AMOUNT OF $1,000,000.00 DATED JANUARY 4, 1996
              FROM ALOETTE COSMETICS, INC., ALOETTE COSMETICS, INC.
            OF PENNSYLVANIA, ALOETTE COSMETICS, INC. OF DELAWARE AND
         ALOETTE REALTY, INC. PAYABLE TO PNC BANK, NATIONAL ASSOCIATION


         THIS ALLONGE ("Allonge") is dated effective the 31st day of December, 1996, by and between ALOETTE COSMETICS, INC., ALOETTE COSMETICS, INC. OF PENNSYLVANIA, ALOETTE COSMETICS, INC. OF DELAWARE AND ALOETTE REALTY, INC. (collectively, "Borrowers") and PNC BANK, NATIONAL ASSOCIATION ("Bank").

                                   BACKGROUND

         A. Borrowers executed and delivered to Bank that certain Committed Line of Credit Note dated January 4, 1996 payable to the order of Bank in the original principal amount of One Million Dollars ($1,000,000.00) (the "Note").

         B. Pursuant to the terms of that certain First Amendment to Loan Agreement (the "First Amendment") of even date herewith by and between Borrowers and Bank, Borrowers and Bank agreed to modify and amend certain terms of the Note to reduce the rate at which interest accrues thereon and to extend the expiration date thereof.

         C. Borrowers and Bank desire to modify and amend certain terms of the Note to conform to the terms of the First Amendment.

         NOW, THEREFORE, in consideration of the mutual benefits inuring to Borrowers and Bank, and intending to be legally bound hereby, the Note is hereby modified as follows:

         1. Interest Rate. Effective as of January 1, 1997, the first sentence of Paragraph 1 of the Note is amended to be as follows:

                   "1. Rate of Interest.  Amounts  outstanding  under this Note will bear interest at a rate per annum which is at all times equal to the Prime Rate."

         2. Expiration Date. Effective as of the date hereof, the second sentence of Paragraph 2 of the Note is amended to be as follows:

                   "The `Expiration Date' shall mean December 31,
                   1998, or such later date as may be designated
                   by the Bank by written notice from the Bank to
                   the Borrowers."
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         3. No Novation. Borrowers hereby acknowledge and agree that this
Allonge shall not be construed as a waiver of any of Bank's rights under the Note as heretofore existing or as hereafter modified by this Allonge.

         4. Single Instrument. Borrowers hereby authorize Bank to firmly affix this Allonge to the Note, whereupon it shall become a part of the Note.

         5. Inconsistencies. To the extent of any inconsistency among the terms, conditions and provisions of this Allonge and the terms, conditions and provisions of the Note, as amended, or the Loan Documents, the terms, conditions and provisions of this Allonge shall prevail. All terms, conditions and provisions of the Note and the other Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by Bank and Borrowers.

         Borrowers and Bank have executed this Allonge under seal on the date first above written.

                                  BORROWERS:

                                  ALOETTE COSMETICS, INC.,
                                  a Pennsylvania corporation

                                  By:_______________________________________
                                       Patricia J. Defibaugh, President

(CORPORATE SEAL)
                                  Attest:____________________________________
                                         Jean M. Lewis, Assistant Secretary

                                  ALOETTE COSMETICS, INC. OF
                                  PENNSYLVANIA,
                                  a Pennsylvania corporation


                                  By:________________________________________
                                      Patricia J. Defibaugh, President

(CORPORATE SEAL)                  Attest:____________________________________
                                         Jean M. Lewis, Assistant Secretary

                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

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

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                  ALOETTE COSMETICS, INC. OF
                                  DELAWARE,
                                  a Delaware corporation


                                  By:________________________________________
                                     Patricia J. Defibaugh, President

(CORPORATE SEAL)
                                  Attest:____________________________________
                                         Jean M. Lewis, Assistant Secretary


                                  ALOETTE REALTY, INC.,
                                  a Delaware corporation


                                  By:________________________________________
                                     Patricia J. Defibaugh, President

(CORPORATE SEAL)
                                  Attest:____________________________________
                                         Jean M. Lewis, Assistant Secretary


                                  BANK:

                                  PNC BANK, NATIONAL ASSOCIATION

                                  By:________________________________________
                                     Kevin Wheatley, Assistant Vice President



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